UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018

Fogo de Chão, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37450	45-5353489
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

5908 Headquarters Drive, Suite K200

Plano, TX 75024

(Address of Principal Executive Offices)

972-960-9533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	OTHER EVENTS

As previously announced, on February 20, 2018, Fogo de Chão, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Prime Cut Intermediate Holdings Inc., a Delaware corporation (“Parent”) and an investment entity affiliated with Rhône Capital V L.P. (“Rhône”) and Prime Cut Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Subsidiary will merge with and into the Company (the “Merger”). As a result of the Merger, Merger Subsidiary will cease to exist, and the Company will survive as a wholly owned subsidiary of Parent.

On March 16, 2018, the Company filed a definitive information statement on Schedule 14C (the “Definitive Information Statement”) with the Securities and Exchange Commission (the “SEC”). The Company makes the below listed supplemental disclosures to the Definitive Information Statement in this Form 8-K. These supplemental disclosures should be read in conjunction with the Definitive Information Statement, which in turn should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Definitive Information Statement. To the extent that information in this Form 8-K differs from or updates information contained in the Definitive Information Statement, the Definitive Information Statement shall be deemed updated by the information contained in this Form 8-K.

Supplement to the Definitive Information Statement

The Merger – Prospective Financial Information (Beginning on Page 28 of the Definitive Information Statement)

The table below is inserted at the end of the Prospective Financial Information section of the Definitive Information Statement:

Unlevered Free Cash Flow

	Fiscal Year Ending December 31 ($ in millions)
	2H 2018E	2019P	2020P	2021P	2022P
Revenue	171.0	367.1	406.7	449.4	495.8
EBITDA(1)	31.8	70.0	79.0	89.8	101.5
EBIT	20.8	46.1	52.7	60.5	68.9
Plus: Other Income	0.1	0.2	0.2	0.2	0.2
Plus: Joint Venture Income	0.3	0.0	0.0	0.4	0.8
Earnings Before Tax	21.2	46.3	52.9	61.0	69.9
Less: Cash Taxes (22.0%)	(4.7)	(10.2)	(11.6)	(13.4)	(15.4)
Net Operating Profit After Tax	16.5	36.1	41.3	47.6	54.5
Plus: Depreciation & Amortization	10.8	23.4	25.9	28.4	31.3
Plus: Non-Cash Taxes(2)	3.7	1.8	1.8	1.8	1.8
Less: Maintenance Capital Expenditures	(2.5)	(4.6)	(4.2)	(4.3)	(4.3)
Less: Growth Capital Expenditures	(9.0)	(25.9)	(27.5)	(31.0)	(32.7)
Less: Increase / (Decrease) in Net Working Capital	0.4	0.7	0.9	0.9	1.0
Unlevered Free Cash Flow	19.9	31.5	38.0	43.4	51.6
_______________

 (1) No one time non-recurring items were excluded in periods following 2017 in the “Adjusted EBITDA” projections. Because the projections used here in the unlevered free cash flow calculations are for periods following 2017, presentation is of “EBITDA” as opposed to “Adjusted EBITDA”.

(2) “Non-Cash Taxes” represents deferred income tax expense, not previously added back to EBITDA.

The Merger – Interests of the Company’s Directors and Officers in the Merger (Beginning on Page 39 of the Definitive Information Statement)

After the first paragraph on the bottom of page 39, the following text is inserted:

Just shy of two weeks after the signing of the Merger Agreement and through the date of the supplemental disclosure on a Form 8-K filed by the Company on April 2, 2018, senior management of the Company and representatives of Rhône have had preliminary exploratory discussions regarding potentially implementing a management incentive plan following the closing. These discussions are of a preliminary nature and, as of April 2, 2018, there is no agreement, commitment or understanding with respect to entering into any management incentive plan or the potential terms thereof.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between the Company and Parent and Merger Subsidiary are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about the Company and Parent and Merger Subsidiary, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in the Company’s most recent report on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	failure of Parent to obtain the financing required to consummate the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; and

•	the diversion of management time to transaction-related issues.

The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Neither the Company nor Parent nor Merger Subsidiary can guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor Parent nor Merger Subsidiary assume responsibility for the accuracy and completeness of any of these forward-looking statements. None of Company and Parent and Merger Subsidiary assume any obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find it

This communication is being made in respect of the proposed Merger involving the Company, Parent and Merger Subsidiary. Investors and security holders may obtain free copies of the Definitive Information Statement (and other related materials when they become available) and other documents filed or furnished to the SEC by the Company at the SEC’s website, http://www.sec.gov or from the Company by directing a request by mail or telephone to 5908 Headquarters Drive, Ste. K200, Plano, TX 75024, Attention: Investor Relations, (972) 361-6225.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2018

FOGO DE CHÃO, INC.

By:	/s/ Lawrence J. Johnson
Lawrence J. Johnson
Chief Executive Officer